UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Faraday Future Intelligent Electric Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Faraday Future Intelligent Electric Inc. (the “Company”) established the following websites: https://www.ff.com/us/Proxy-Voting-0208/ and https://www.faradayfuturecn.com/cn/Proxy-Voting-0208/, to communicate with the Company’s stockholders regarding its solicitation of proxies from stockholders at the Company’s Special Meeting of Stockholders to be held on February 28, 2023.

On February 9, 2023, the Company issued the following press release.

Faraday Future Announces the Receipt of First Payment From Recent Round of $135 Million Financing and Will Host a FFIE Global Investor Communications and Proxy Voting Webinar on Monday, February 13th

●	The Company requests stockholders to vote in favor of the proposals at the February 28, 2023 special meeting and submit proxies in respect thereof

●	The Company received $50.0 million ($44.5 million net of original discount and transaction costs) as of February 9, 2023, from recently announced round of $135 million financing

LOS ANGELES, February 9, 2023 -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced it will hold a pre-recorded FFIE Global Investor Communications and Proxy Voting Webinar on Monday, February 13th at 1:30 pm PST (4:30pm EST) to share pertinent details on the Company’s business plan. Speakers at the February 13th Webinar will include several FF executives.

A pre-recorded session for the Asian market will with the same content will be broadcast on Tuesday, February 14th at 9:00AM, Beijing time.

Interested investors and other parties can listen to a Webinar by logging onto the following sites:

US:

https://www.ff.com/us/FFIE-global-investor-communications-and-proxy-voting-webinar

China:

https://www.faradayfuturecn.com/cn/FFIE-global-investor-communications-and-proxy-voting-webinar

In parallel, the Company has set the date for a special stockholders meeting which is scheduled to take place on February 28, 2023 at 9:00am PST. The Company recommends that all FF stockholders as of January 31, 2023 submit proxies in favor of the proposal to increase the authorized shares of Faraday Future Class A common stock.

The Company recently announced the execution of definitive agreements for financing commitments of $135.0 million in convertible secured notes, of which the Company received $50.0 million ($44.5 million net of original discount and transaction costs) as of February 9, 2023, which means the Company has received the first payment of $50.0 million ($44.5 million net of original discount and transaction costs) and expects to receive $5.0 million ($4.5 million net of original discount) shortly after. An additional $25.0 million ($22.5 million net of original discount and transaction costs) is scheduled to be funded by February 17, 2023, subject to certain conditions. The remaining amount will be funded within 5 business days after the satisfaction or waiver of certain conditions, including the Company stockholder approval for the Authorized Share Increase at the Company’s special shareholders meeting on February 28, 2023, and an effective registration statement for the shares underlying the applicable notes and warrants. Once consummated on the contemplated timeline, the Company is expected to have raised all the necessary funds for the start of production (“SOP”) of the FF 91 Futurist.

A special stockholder meeting on February 28th will be held to consider a proposal to increase the authorized shares of Faraday Future Class A common stock. This proposal, if approved by Faraday Future stockholders, will clear the path for additional financing to support FF 91 Futurist deliveries and the Company’s other strategic goals. As a major stockholder of the Company, FF Top Holdings LLC, a subsidiary of FF Global Partners LLC (“FFGP”), agreed to vote all shares it beneficially owns to support such proposal in the upcoming special shareholders meeting.

Faraday Future stockholder approval is a condition to complete a portion of the above-mentioned funding, and a pivotal path for providing support to the Company in achieving its long-term goals. Additional information about the special stockholders meeting can be found in our definitive proxy statement on Schedule 14A previously filed with the SEC.

FFIE stockholders may cast their vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the special meeting will not prevent you from voting at the special meeting if you attend virtually but will assure that your vote is counted if you are unable to attend the special meeting.

Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the special meeting, regardless of whether you plan to attend the special meeting.

You can go to the proxy section of ff.com to access voting details at this address to participate in the meeting February 28th:

https://east.proxyvote.com/pv/attend/en_us#

If you have any questions or need assistance voting, please contact the FF proxy solicitor:

Georgeson LLC
1290 Avenue of the Americas
New York, NY
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

Faraday Future continues to make progress in testing and validation of the FF 91 Futurist through the Product and Technology Generation 2.0 program (PT Gen 2.0). The generational upgrade from PT Gen 1.0 to PT Gen 2.0 consists of significant upgrades of systems and core components from both the vehicle, and I.A.I area – the advanced core, which stands for Internet, Autonomous Driving, and Intelligence. PT Gen 2.0 was achieved through upgrades of 26 major system and components. With 13 key upgrades throughout powertrain, battery, charging, chassis, interior from EV areas, as well 13 key upgrades from computing, sensing, communication, user interaction, and significant performance improvements to the FF 91 Futurist.

With the recently announced round of financing commitments, and the help of our global supply chain partners, FF is now closing in on the 7th milestone, which is the start of production (SOP). The Company recently announced the completion of the 6th milestone, the completion of construction and equipment installation in vehicle assembly areas at FF ieFactory California. This marked the sixth of the seven milestones that FF set in 2021 to mark its manufacturing achievements leading to start of production of the FF 91 Futurist.

Competing with Ferrari, Maybach, Rolls Royce, and Bentley as the only next-gen Ultimate Intelligent TechLuxury EV product, the FF 91 Futurist puts forward a unique and intelligent EV experience with extreme technology, creating an ultimate user experience. The FF 91 Futurist features an industry-leading 1,050 horsepower, an EPA-certified range of 381 miles, 0-60 mph in 2.27 seconds, a unique rear cabin intelligent Internet system, and a revolutionary user experience designed to create a mobile, connected, intelligent, and luxurious third Internet living space.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

http://appdownload.ff.com

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include, among other things, statements regarding potential timing for holding a special stockholders meeting and the announcement thereof, the anticipated SOP and delivery timing for our FF 91 Futurist vehicle, additional funding and timing for receipt thereof and FF stockholder approval of an authorized share increase and the timing thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Amended Shareholder Agreement between the Company and FF Top, dated as of January 13, 2023, complies with the listing requirements of The Nasdaq Stock Market LLC, the market performance of the shares of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings and/or obtain stockholder approval for the issuance of shares under the Company’s previously announced equity line of credit with an affiliate of Yorkville Advisors and/or the Tranche C and D convertible secured notes for purposes of NASDAQ Listing Rule 5635; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the non-binding Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on February 7, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION

In connection with the special stockholders meeting, Faraday Future has filed with the SEC a definitive proxy statement on Schedule 14A with respect to the proposals therein to increase the number of the Company’s authorized Class A common shares to 1.69 billion and approve the issuance of shares under the Company’s previously announced equity line of credit with an affiliate of Yorkville Advisors for purposes of NASDAQ Listing Rule 5635 (as amended and supplemented, the “Proxy Statement”). Faraday Future commenced mailing of the Proxy Statement to its stockholders on February 3, 2023. This press release is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND FARADAY FUTURE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROXY STATEMENT OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS IN THE PROXY STATEMENT. Investors and stockholders may obtain free copies of the Proxy Statement and other documents containing important information about Faraday Future that are filed or will be filed with the SEC by Faraday Future from the SEC’s website at www.sec.gov. Faraday Future makes available free of charge at www.ff.com (in the “Financials and Filings” section), copies of materials it files with, or furnish to, the SEC.

PARTICIPANTS IN SOLICITATION

Faraday Future and its respective directors and executive officers and certain Company investors and their representatives may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposals in the Proxy Statement. Information about the directors and executive officers of Faraday Future, such investors and their representatives and their ownership is set forth in the Company’s filings with the SEC, including the Proxy Statement. These documents can be obtained free of charge from the sources specified above.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

On February 10, 2023, the Company sent the following email to its employees:

Dear Futurists,

You should have already received the soliciting ballot packages and emails in the last few days to vote your shares at the Special Stockholders Meeting on February 28th, 2023. The proposals, if approved by Faraday Future stockholders, will help allow for the complete execution of the current financing and clear the path for additional future financing to best support FF 91 Futurist deliveries and the Company’s other strategic goals. The Company and the board recommend that all Faraday Future stockholders as of January 31st, 2023 VOTE IN FAVOR of such proposals.

Please encourage your colleagues, friends, and whoever holds FFIE stocks to vote as soon as they can. Much appreciated for your help!

The Special Meeting will be held for the purpose of voting upon two proposals:

Proposal 1: Proposal to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, advances of common stock of the Company issued or to be issued to YA II PN, Ltd. (“Yorkville”), an affiliate of Yorkville Advisors Global, LP, pursuant to the Standby Equity Purchase Agreement, dated November 11, 2022, between the Company and Yorkville, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock (the “Yorkville Share Issuance Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” THE YORKVILLE SHARE ISSUANCE PROPOSAL.

Proposal 2: Proposal to approve and adopt an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 815,000,000 to 1,690,000,000, increasing the total number of authorized shares of common stock and preferred stock from 900,000,000 to 1,775,000,000 (the “Share Authorization Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL.

Additional information about the special stockholders meeting can be found HERE. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail.

Find the voting instruction here:

https://www.ff.com/us/Proxy-Voting-0208/ (English)

https://www.faradayfuturecn.com/cn/Proxy-Voting-0208/ (Chinese)

If you have any questions, please contact Capital Markets Department: Mark.sun@ff.com

Your vote is very important! Please vote your shares today!

Let’s vote on it.

Let your proxy vote be heard.

Faraday Future

Your Vote Matters.

We’ve made it easy, so take two minutes right now on any device you prefer.

GO TO: PROXYVOTE.COM

PHONE TABLET PC

Scan to download
FF Intelligent App

Faraday Future

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.

0000 0000 0000 0000
NOTE: THIS IS NOT AN ACTUAL CONTROL NUMBER. PLEASE REFER TO THE PROXY CARD FOR YOUR UNIQUE CONTROL NUMBER.

0000 0000 0000 0000
NOTE: THIS IS NOT AN ACTUAL CONTROL NUMBER. PLEASE REFER TO THE PROXY CARD FOR YOUR UNIQUE CONTROL NUMBER.

Four ways to vote:

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

PHONE

WITH A PROXY CARD
Call **[1-800-690-6903]** with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.